SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 28, 1996


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
- --------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


         65 Locust Avenue, New Canaan, Connecticut 06840
        (Address of principal executive offices) (zip code)

                         (203) 972-1471
       (Registrant's telephone number, including area code)

Item 5.  Other Events
- ---------------------

     On May 28, 1996, Smith Corona Corporation ("Smith Corona") issued a press release announcing that it filed a Plan of Reorganization and Disclosure Statement with the U.S. Bankruptcy Court for the District of Delaware on May 24, 1996. Copies of the the Disclosure Statement are available, upon written request, from:
Delaware Legal Copy, 704 King Street, Wilmington, Delaware, 19899.

     Additionally, on June 3, 1996, Smith Corona issued a press release confirming New York Stock Exchange actions to suspend trading and intention to initiate delisting of Smith Corona common
stock.   In addition, Smith Corona reaffirmed its intention to
trade common stock when the company emerges from Chapter 11.

     Smith Corona filed under Chapter 11 on July 5, 1995.

     Copies of the press releases are attached hereto as exhibits
99.1 and 99.2, respectively, and are incorporated herein by reference.
                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: June 7, 1996            SMITH CORONA CORPORATION



                              By: /S/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial
                                     Officer)

                              By: /s/ Martin D. Wilson
                                   Martin D. Wilson
                                   Vice President/Controller
                                   (Principal Accounting Officer)

                     INDEX TO EXHIBITS


Exhibit No.                                  Description
- -----------                                  -----------

  99.1                                      News Release
  99.2                                      News Release